Rule 497(e)

File Nos. 333-203627; 811-23050

GREAT-WEST SECUREFOUNDATION® II Variable Annuity

Individual Flexible Premium Variable Deferred Annuity Contract

Issued by

Variable Annuity-8 Series Account

of

Great-West Life & Annuity Insurance Company

Supplement dated March 27, 2020

to the Prospectus dated May 1, 2019

This Supplement amends certain information contained in the Prospectus dated May 1, 2019.

Background on the SECURE Act

On December 20, 2019, the President signed into law the Setting Every Community Up for Retirement Enhancement Act of 2019 (the “SECURE Act”).  The SECURE Act makes significant changes to laws governing individual retirement accounts and individual retirement annuities (collectively, “IRAs”) and “defined contribution” retirement plans, such as 401(k), 403(b) and 457(b) plans. The effective date for many of the provisions of the new law is January 1, 2020.

Accordingly, effective January 1, 2020 the Prospectus is revised to conform to the provisions of the SECURE Act described below:

Increase in RMD Age

For IRA Owners who attain age 70 ½ after 2019 (i.e., were born on or after July 1, 1949), the age at which you must begin taking Required Minimum Distributions has increased to 72. This change does not apply to individuals who attained age 70 ½ before January 1, 2020 (i.e., were born on or before June 30, 1949).

Changes to Timing of Death Benefit Distributions

Prior to the SECURE Act, beneficiaries of an annuity that was part of an IRA could elect to have the annuity’s death benefit distributed over the beneficiary’s life expectancy. Under the new rule, except for eligible designated beneficiaries (“EDBs”), the beneficiary must receive the entire death benefit within 10 years of the annuity owner’s death. EDBs may still elect to take distributions over their life expectancy or over a period not extending beyond their life expectancy, but the 10-year requirement applies when they die.  EDBs include: (1) the owner‘s surviving spouse, (2) the owner’s minor child (until they reach the age of majority), (3) a disabled person, (4) a chronically ill person, or (5) an individual who is not more than 10 years younger than the owner. A beneficiary’s status as an EDB is determined on the date of the owner’s death.

If you have any questions regarding this Supplement, please call Great-West toll-free at (800) 537-2033.

This Supplement must be accompanied by, and read in conjunction with, the current Prospectus and Statement of Additional Information dated May 1, 2019.

Please read this Supplement carefully and retain it for future reference.